GARY CURTIS CANNON
ATTORNEY AT LAW
11838 Glenhope Road
San Diego, CA 92128-5002

Telephone (858) 391-9083 Facsimile (858) 391-9084
email: gcannon@GaryCurtisCannonAttorney.com

BY EMAIL AND MAIL

August 3, 2007

Trey Meehan
FIRST CAPITAL INVESTORS, INC.
13750 W. Colonial Drive, Suite 350-317
Winter Garden, FL 34787

Re: Termination of Investor Relation Agreement with CryoPort, Inc.

Dear Trey:

I have been instructed by the management of CryoPort, Inc. ("CryoPort") to provide you and First Capital Investors, Inc. ("First Capital") with formal notice of CryoPort's termination of First Capital's representation of CryoPort as its investor relations firm. Peter Berry, CryoPort's CEO, asked me to convey that the termination at this time is not because First Capital has failed to provide exemplary services to the Company, but management's decision to bring the investor relations function in house. He also asked me to express CryoPort's sincere thanks for the outstanding job you have provided the Company over the last two and one half years.

Thank you for your assistance and professionalism when CryoPort most needed your services.

Sincerely,

Gary Curtis Cannon
General Counsel & Secretary, CryoPort, Inc.

GCC/dc

Cc: Peter Berry, CEO CryoPort, Inc.
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